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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
          Date of Report (Date of earliest event reported) May 14, 2003
                                                           ------------

                           WEST ESSEX BANCORP, INC.
                           ------------------------
            (Exact name of registrant as specified in its charter)

      United States                      0-29770                22-3597632
      -------------                     ---------               ----------
(State or other Jurisdiction of        (Commission             (IRS Employer
incorporation or organization)         File Number)          Identification No.)


               417 Bloomfield Avenue, Caldwell, New Jersey 07006
               -------------------------------------------------
                   (Address of principal executive offices)

                                (973) 226-7911
                                --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
        (Former name or former address, if changed since last report.)






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ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1 Press Release dated May 14, 2003.

ITEM 9.  REGULATION FD DISCLOSURE
         ------------------------

     On May 14, 2003 West Essex Bancorp, Inc. (the "Company") issued a press release announcing its financial results for the quarter ended March 31, 2003. The press release is filed as Exhibit 99.1 and incorporated herein by reference.

     This information is being furnished pursuant to Item 12 of Form 8-K and is being presented under Item 9 as provided in the Commission's interim guidance regarding From 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).




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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    WEST ESSEX BANCORP, INC.




Date: May 14, 2003                  By:  /s/ Michael T. Sferrazza
                                         ------------------------------
                                         Michael T. Sferrazza
                                         Vice President and Controller
                                         (Principal Financial Officer)